UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 7, 2015
Lionbridge Technologies, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-26933	04-3398462
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1050 Winter Street, Suite 2300, Waltham, Massachusetts		02451
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	781-434-6000
Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.01 Completion of Acquisition or Disposition of Assets.

On January 8, 2015, Lionbridge Technologies, Inc. ("Lionbridge" or the "Company") filed a Current Report on Form 8-K reporting its January 7, 2015 acquisition of CLS Corporate Language Services Holding AG ("CLS") for approximately 71.8 million Swiss Francs, or approximately $71.4 million U.S. Dollars (based upon the January 7, 2015 exchange rate). Lionbridge is filing this Amendment No. 1 to provide the financial statements and pro forma financial information required by Item 9.01(a) and Item 9.01(b) of Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

•
Audited consolidated financial statements of CLS as of and for the year ended December 31, 2014, including an audited note reconciling Swiss law financial reporting to U.S. GAAP, are attached hereto as Exhibit 99.2.

(b) Pro Forma Financial Information.

•
Unaudited Pro Forma Combined Balance Sheet as of December 31, 2014, Unaudited Pro Forma Combined Statement of Operations for the Year Ended December 31, 2014 and Notes to the Unaudited Pro Forma Combined Financial Statements of the Company and CLS are attached hereto as Exhibit 99.3.

(d) Exhibits

See the Exhibit Index attached to this report.

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SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lionbridge Technologies, Inc.

March 23, 2015	/s/ DONALD M. MUIR
Name: Donald M. Muir
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description
2.1
Share Purchase Agreement dated as of November 9, 2014, by and among Lionbridge International and the individuals and entities identified as sellers therein and consisting of (a) certain investors of Zurmont Madison Private Equity L.P., (b) CHD Coinvest Ltd., and (c) certain additional management shareholders (filed as Exhibit 2.1 to Report on Form 8-K filed with the Securities and Exchange Commission on November 10, 2014 and incorporated herein by reference).

23.1	Consent of Independent Auditors.

99.1
Press release dated January 8, 2015 entitled “Lionbridge Completes Acquisition of CLS Communication” was previously filed as an exhibit to Lionbridge’s Current Report on Form 8-K filed with the Securities and Exchange Commission on January 8, 2015 and incorporated herein by reference.

99.2	CLS Corporate Language Services Holding AG consolidated financial statements as of and for the year ended December 31, 2014.

99.3	Lionbridge unaudited pro forma combined consolidated financial information as of and for the year ended December 31, 2014.